Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT

     AMENDMENT NO. 6, dated as of February 19, 2008 (this “Amendment”), to the Fifth Amended and Restated Credit Agreement, dated as of April 9, 1997 and amended and restated as of May 19, 2004 (as heretofore amended, the “Credit Agreement”), among FOOT LOCKER, INC. (the “Company”), the SUBSIDIARIES party thereto, the BANKS party thereto, THE BANK OF NEW YORK, as Administrative Agent, LC Agent and Swingline Bank (the “Administrative Agent”), the CO-SYNDICATION AGENTS and CO-DOCUMENTATION AGENTS party thereto and the JOINT LEAD ARRANGERS party thereto.

     WHEREAS, the Company has requested the Agents and the Banks to increase the amount of Restricted Payments permitted to be made under the Credit Agreement in Fiscal Year 2008;

      NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.   Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2.   Amendment. Section 5.15(ii) of the Credit Agreement is amended by replacing the reference to “$90,000,000” with “$95,000,000”.

     SECTION 3.   Representation and Warranties. The Company and each other Obligor represents and warrants that, on and as of the Amendment Effective Date (as defined below) and immediately after giving effect to this Amendment, (a) the representations and warranties of the Obligors contained in the Loan Documents are true and (b) no Default has occurred and is continuing.

     SECTION 4.   Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5.   Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6.   Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) of receipt by the Administrative Agent of:

      (a)   a counterpart hereof signed by each of the Company, the Subsidiary Borrowers and the Required Banks (or a facsimile or other written confirmation (in form reasonably satisfactory to the Administrative Agent) that each such party has signed a counterpart hereof);

      (b)   payment of all invoiced accrued costs, fees and expenses relating to the Credit Agreement or any other Loan Document (including, without limitation, all fees and expenses payable pursuant to Section 9.03(a)(ii) of the Credit Agreement); and

      (c)   a certificate from the chief executive officer, chief financial officer or treasurer of the Company certifying as to the matters set forth in Section 3 of this Amendment.

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[Signature pages follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

FOOT LOCKER, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Subsidiary Borrowers:
FOOTLOCKER.COM, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER RETAIL, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

TEAM EDITION APPAREL, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER STORES, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER SPECIALTY, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

FOOT LOCKER EUROPE B.V.

By:	/s/ Peter D. Brown
	Name:	Peter D. Brown
	Title:	Attorney-in-Fact

FOOT LOCKER AUSTRALIA, INC.

By:	/s/ John A. Maurer
	Name:	John A. Maurer
	Title:	Vice President and Treasurer

THE BANK OF NEW YORK, as Administrative Agent, LC Agent, Swingline Bank and Bank

By:	/s/ David B. Wirl
	Name:	David B. Wirl
	Title:	Vice President

BANK OF AMERICA, N.A.

By:	/s/ Thomas J. Kane
	Name:	Thomas J. Kane
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:	/s/ Louis Mastrianni
	Name:	Louis Mastrianni
	Title:	Managing Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Don Schwartz
	Name:	Don Schwartz
	Title:	Senior Vice President